UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: December 23, 2025
(Date of earliest event reported)

BANK 2025-BNK51

(Central Index Key Number 0002098047)

(Exact name of issuing entity)

Wells Fargo Bank, National Association

(Central Index Key Number 0000740906)

Morgan Stanley Mortgage Capital Holdings LLC

(Central Index Key Number 0001541557)

Bank of America, National Association

(Central Index Key Number 0001102113)

National Cooperative Bank, N.A.

(Central Index Key Number 0001577313)

JPMorgan Chase Bank, National Association

(Central Index Key Number 0000835271)

Wells Fargo Commercial Mortgage Securities, Inc.

(Central Index Key Number 0000850779)

(Exact name of registrant as specified in its charter)

North Carolina	333-282099-10	56-1643598
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

301 South College Street
Charlotte, North Carolina	28202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code      (704) 374-6161

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

[_] Emerging growth company

[_] If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01.	Other Events.

On December 23, 2025, Wells Fargo Commercial Mortgage Securities, Inc. (the “Registrant”) caused the issuance, pursuant to a Pooling and Servicing Agreement, dated and effective as of December 1, 2025 (the “Pooling and Servicing Agreement”), among the Registrant, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as general master servicer, Rialto Capital Advisors, LLC, as general special servicer, National Cooperative Bank, N.A. (“NCB”), as NCB master servicer and as NCB special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, of BANK 2025-BNK51, Commercial Mortgage Pass-Through Certificates, Series 2025-BNK51 (the “Certificates”).

The Certificates will consist of the classes (each, a “Class”) designated as (i) the Class A-1, Class A-3, Class A-SB, Class A-4, Class A-5, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates (collectively, the “Publicly Offered Certificates”), (ii) the Class X-D, Class D, Class E-RR, Class F-RR, Class G-RR and Class R Certificates (collectively, the “Privately Offered Certificates”) and (iii) the RR Interest.

The Publicly Offered Certificates were sold to Wells Fargo Securities, LLC (“WFS”), Morgan Stanley & Co. LLC (“Morgan Stanley”), BofA Securities, Inc. (“BofA Securities”), J.P. Morgan Securities LLC (“JPMS”), Academy Securities, Inc. (“Academy”), Drexel Hamilton, LLC (“Drexel”) and Siebert Williams Shank & Co., LLC (“Siebert”), as underwriters (collectively, in such capacities, the “Underwriters”), pursuant to an Underwriting Agreement, dated as of December 11, 2025, among the Registrant, Wells Fargo Bank, National Association (“WFB”) and the Underwriters.

The Privately Offered Certificates were sold to WFS, BOAS, Morgan Stanley, JPMS, Academy, Drexel and Siebert, as initial purchasers (collectively, in such capacities, the “Initial Purchasers”), pursuant to a Certificate Purchase Agreement, dated as of December 11, 2025, among the Registrant, as depositor, the Initial Purchasers, and WFB. The Privately Offered Certificates were sold in transactions exempt from registration under the Securities Act of 1933, as amended.

The RR Interest was transferred to WFB, Bank of America, National Association (“BANA”) and Morgan Stanley Bank, N.A. (“MSBNA” and, together with WFB and BANA, in such capacity, the “VRR Retaining Parties”) pursuant to an RR Interest Transfer Agreement, dated as of December 11, 2025, between the Registrant and the VRR Retaining Parties. The RR Interest was sold in transactions exempt from registration under the Securities Act of 1933, as amended.

The Certificates represent, in the aggregate, the entire beneficial ownership in BANK 2025-BNK51, a common law trust fund formed on December 23, 2025 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The Issuing Entity’s primary assets are seventy-four (74) fixed rate mortgage loans (the “Mortgage Loans”) secured by first liens on ninety-one (91) commercial, multifamily, manufactured housing and/or residential cooperative properties. The net proceeds of the sale of the Certificates were applied to the purchase of the Mortgage Loans by the Registrant from WFB, BANA, Morgan Stanley Mortgage Capital Holdings LLC, JPMorgan Chase Bank, National Association, National Cooperative Bank, N.A.

On December 23, 2025, the Registrant sold all of the Publicly Offered Certificates, having an aggregate certificate principal amount of $894,510,000. The net proceeds of the offering to the Registrant of the issuance of the Publicly Offered Certificates, after deducting expenses payable by the Registrant of $6,788,056, were approximately $967,708,441. Of the expenses paid by the Registrant, approximately $0 were paid directly to affiliates of the Registrant, $764,938 in the form of fees were paid to the Underwriters, $529,450 were paid to or for the Underwriters and $5,493,668 were other expenses. All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder’s fees were paid by the Registrant; the Publicly Offered Certificates were offered by the Underwriters for sale to the public in negotiated transactions or otherwise at varying prices determined at the time of sale.

Further information regarding such sales has been previously provided on the Registrant’s Current Report on Form 8-K, as filed with the Securities and Exchange Commission (Filing Date: December 15, 2025) (including, as to the price per class of Publicly Offered Certificates, on Schedule I to the Underwriting Agreement filed as an exhibit thereto) and in the Prospectus, dated December 12, 2025 and as filed with the Securities and Exchange Commission on December 15, 2025. The related registration statement (file no. 333-282099) was originally declared effective on December 2, 2024.

In connection with the issuance and sale to the Underwriters of the Publicly Offered Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Publicly Offered Certificates, which legal opinion is attached as an exhibit to this report.

Credit Risk Retention

Bank of America, National Association, in its capacity as “retaining sponsor” (in such capacity, the “Retaining Sponsor”), is satisfying its credit risk retention obligation under Regulation RR, 12 C.F.R. Part 43 (the “Risk Retention Rule”) in connection with the securitization of the Mortgage Loans referred to above by (i) the purchase on the Closing Date and holding by RREF V - D AIV RR L, LLC, acting as third-party purchaser under the Risk Retention Rule, of the Class E-RR, Class F-RR and Class G-RR Certificates (the “HRR Certificates”) and (ii) the purchase of (A) $7,661,157.46 certificate principal amount of the RR Interest by the Retaining Sponsor from the Depositor, (B) $4,326,875.00 certificate principal amount of the RR Interest by WFB (which is deemed to be purchased from the Depositor by the Retaining Sponsor and from the Retaining Sponsor by WFB) and (C) $5,641,568.82 certificate principal amount of the RR Interest by MSBNA (which is deemed to be purchased from the Depositor by the Retaining Sponsor and from the Retaining Sponsor by MSBNA).

The RR Interest constitutes an “eligible vertical interest” (as defined in the Risk Retention Rule) that represents the right to receive approximately 1.75% of all amounts collected on the Mortgage Loans, net of all expenses of the Issuing Entity, and distributed on the Certificates (other than the Class R Certificates).

The HRR Certificates constitute an “eligible horizontal residual interest” (as defined in the Risk Retention Rule). The aggregate fair value of the HRR Certificates is equal to approximately $34,413,325 (excluding accrued interest), representing approximately 3.27% of the aggregate fair value of all of the Certificates (other than the Class R Certificates). The fair value of the Certificates (other than the Class R Certificates) was determined based on the actual sale prices and finalized tranche sizes of such Certificates. If the Retaining Sponsor had relied solely on retaining an “eligible horizontal residual interest” (as defined in the Risk Retention Rule) in order to meet the credit risk retention requirements of the Risk Retention Rule with respect to this securitization transaction, it would have retained an eligible horizontal residual interest with an aggregate fair value dollar amount of approximately $52,619,444, representing 5.0% of the aggregate fair value, as of the Closing Date, of all Classes of Certificates (other than the Class R Certificates), excluding accrued interest.

The principal amount of the RR Interest is not materially different from the amount disclosed in the preliminary prospectus dated December 8, 2025 and as filed with the Securities and Exchange Commission on December 8, 2025 under the heading “Credit Risk Retention” prior to the pricing of the Certificates.

As of the Closing Date, there are no material differences between (a) the valuation methodology or any of the key inputs and assumptions that were used in calculating the fair value or range of fair values disclosed in the Depositor’s preliminary prospectus dated December 8, 2025 and as filed with the Securities and Exchange Commission on December 8, 2025 under the heading “Credit Risk Retention” prior to the pricing of the Certificates and (b) the valuation methodology or the key inputs and assumptions that were used in calculating the fair value at the time of the Closing Date.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits
Exhibit No.	Description
Exhibit 5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated December 23, 2025.
Exhibit 8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated December 23, 2025 (included as part of Exhibit 5).
Exhibit 23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 23, 2025	WELLS FARGO COMMERCIAL MORTGAGE SECURITIES INC.
(Registrant)

	By:	/s/ Anthony J. Sfarra
		Name:	Anthony J. Sfarra
		Title:	President

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated December 23, 2025.	(E)
8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated December 23, 2025 (included as part of Exhibit 5).	(E)
23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).	(E)